Accrued and Other Liabilities	12 Months Ended
Dec. 31, 2017
Accrued Liabilities and Other Liabilities [Abstract]
Accrued and Other Liabilities
Accrued and other liabilities
Accrued and other liabilities consist of the following:

As of December 31	2016	2017
(in millions)	EUR	EUR

Deferred revenue	1,703.0	2,033.0
Costs to be paid	197.5	208.7
Down payments from customers	363.2	353.7
Personnel related items	401.8	427.6
Derivative financial instruments	113.9	67.3
Standard warranty reserve	36.5	59.7
Other	35.8	6.5
Accrued and other liabilities	2,851.7	3,156.5
Less: non-current portion of accrued and other liabilities [1]	615.7	829.1
Current portion of accrued and other liabilities	2,236.0	2,327.4

1.
At December 31, 2016 and at December 31, 2017, the main part of the non-current portion of accrued and other liabilities relates to down payments received from customers regarding future shipments of EUV systems and deferred revenue for services to be performed, EUV systems and upgrades.

The increase in accrued and other liabilities was mainly caused by an increase in deferred revenue, which is partly offset by a decrease in derivative financial instruments.
Deferred revenue as of December 31, 2017 mainly consists of deferred revenue for system shipments and credits regarding free or discounted products or services as part of volume purchase agreements amounting to EUR 1,626.2 million (2016: EUR 1,349.8 million) and extended and enhanced (optics) warranty contracts amounting to EUR 349.6 million (2016: EUR 312.1 million). Both include deferred revenue with respect to our EUV systems: NXE:3300B, NXE:3350B and NXE:3400B.
Costs to be paid as of December 31, 2017 include anticipated losses on constructive obligations to upgrade EUV sources in the field of EUR 84.5 million (2016: EUR 88.8 million). In addition, costs to be paid include accrued costs for unbilled services provided by suppliers including contracted labor, outsourced services and consultancy.
Down payments from customers relate to amounts received from customers for systems that will be shipped in future periods.
Personnel related items mainly consist of accrued profit sharing, accrued management bonuses, accrued vacation days, accrued pension premiums, accrued wage tax and accrued vacation allowance. The increase in accrued personnel related items as of December 31, 2017 compared to December 31, 2016 is mainly the result of the increase in our number of FTEs.
Derivative financial instruments consist of the aggregate fair value of interest rate swaps which includes accrued interest. The interest rate swaps decreased in value as a result of increased interest rates, see Note 4 Financial risk management.
Changes in standard warranty reserve for the years 2017 and 2016 are as follows:

Year ended December 31	2016	2017
(in millions)	EUR	EUR

Balance at beginning of year	18.8	36.5
Acquisitions through business combinations	1.7	—
Additions for the year	51.1	74.3
Utilization of the reserve	(32.5)	(35.4)
Release of the reserve	(4.2)	(14.3)
Effect of exchange rates	1.6	(1.4)
Balance at end of year	36.5	59.7

The increase in the standard warranty reserve is mainly explained by more high-end technology systems, including EUV systems, sold in 2017. For more information with respect to business combinations, see Note 2 Business combinations .